SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 11, 2001
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                           CLOSURE MEDICAL CORPORATION
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                 (Exact Name of Registrant Specified in Charter)

         Delaware                       0-28748                  56-1959623
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      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

               5250 Greens Dairy Road
              Raleigh, North Carolina                         27616
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (919) 876-7800
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)      Exhibits.

            99.1 Script of 2001 Financial Outlook conference call to be held on January 11, 2001 at 4:30 p.m. eastern time.

Item 9.  Regulation FD Disclosure.

                  On January 11, 2001, the Company will hold a conference call to present its financial projections for 2001 and certain other information. The script that will be presented is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CLOSURE MEDICAL CORPORATION
                                                    (Registrant)


                                           By  /s/ Robert V. Toni
                                             -----------------------------
                                           Robert V. Toni
                                           President and Chief Executive Officer



Dated: January 11, 2001


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
                                  Exhibit Index


         Exhibit

         99.1 Script of 2001 Financial Outlook conference call to be held on January 11, 2001 at 4:30 p.m. eastern time.